Exhibit 10

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of October 17, 2023 (this “Amendment”) is among ALLETE, INC., as Borrower, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement (as defined below).
WHEREAS, the Borrower, the Administrative Agent, and the Lenders party thereto have entered into the Amended and Restated Credit Agreement dated as of January 10, 2019 (as previously amended, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment is referred to herein as the “Credit Agreement”); and
WHEREAS, the Borrower has requested to extend the maturity of the credit facility and the Administrative Agent and the undersigned Lenders (other than the Exiting Lender) are willing to so extend the maturity date under the Existing Credit Agreement on the terms set forth below;
WHERAS, the Borrower and the undersigned Lenders desire to amend the Existing Credit Agreement in certain other respects; and
WHEREAS, the parties hereto have agreed that KeyBank National Association (the “Exiting Lender”) shall cease to be a Lender under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1 AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Existing Credit Agreement is hereby amended as follows:
1.aSection 1.1 is hereby amended to amend the definitions of “Declining Lender” and “Maturity Date” in their entireties to read as follows:
“Declining Lender” has the meaning assigned to such term in Section 2.8
“Maturity Date” means January 10, 2027.
1.bSection 1.1. is hereby amended to delete the definition of “Second Amendment Declining Lender” where it appears therein.
1.cSection 2.5(a) is hereby amended in its entirety to read as follows:
(a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.
1.dSection 2.6(a) is hereby amended in its entirety to read as follows:
(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.
1.eSection 2.8 is hereby amended in its entirety to read as follows:
2.8.    Extension of Maturity Date.
After October 17, 2023, the Borrower may, on one occasion during the term of this Agreement, request an extension of the Maturity Date for an additional one-year

756569245 11074672

Exhibit 10
period by submitting a request for extension (an “Extension Request”) to the Administrative Agent (which shall promptly advise each Lender) not more than 75 days or less than 30 days prior to the effective date of the proposed extension (the “Extension Effective Date”). In response to such request, each Lender shall, not later than 20 days prior to the applicable Extension Effective Date, notify the Administrative Agent whether it is willing (in its sole and complete discretion) to extend the scheduled Maturity Date for an additional one-year period (and any Lender that fails to give such notice to the Administrative Agent shall be deemed to have elected not to extend the scheduled Maturity Date). The Administrative Agent will notify the Borrower of the Lenders’ decisions no later than 15 days prior to such Extension Effective Date. If Lenders holding more than 50% of the Commitments elect to extend the scheduled Maturity Date, then on such Extension Effective Date the Commitments of such Lenders shall be extended for an additional one-year period; provided that (i) no Default exists on such Extension Effective Date and (ii) all representations and warranties are true and correct on such Extension Effective Date, as though made as of such Extension Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). No Lender shall be required to consent to any Extension Request and any Lender that elects, or is deemed to have elected, not to extend the scheduled Maturity Date (a “Declining Lender”) will have its Commitment terminated on the then existing scheduled Maturity Date (without regard to any extension by other Lenders). The Borrower may, at its sole expense and effort, upon notice to any Declining Lender and the Administrative Agent, require any Declining Lender to assign and delegate its rights and obligations under this Agreement to an Eligible Assignee selected by the Borrower and willing to accept such assignment (in accordance with, and subject to, the restrictions and consents otherwise required for assignments generally).
1.fSection 2.9(a) is hereby amended to add the following sentence to the end thereof:
(a)    Notwithstanding the foregoing or anything in any Loan Document to the contrary, no more than 15 Letters of Credit may be issued and outstanding under this Agreement at any time.
1.gThe first two sentences of Schedule 1 are hereby replaced with the following:
The Applicable Margin for Term Benchmark Borrowings, ABR Borrowings, Letter of Credit fees and facility fees shall be determined in accordance with the table below based on the Senior Debt Ratings. If the Senior Debt Ratings shall be changed, such change shall be effective as of the date that is three Business Days after the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to this Agreement or otherwise. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
1.hSchedule 2.1 is hereby replaced with Schedule 2.1 attached hereto
SECTION 2 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that, immediately before and upon the effectiveness hereof:
1.aRepresentations and Warranties. The representations and warranties of the Borrower set forth in the Loan Documents are and will be true and correct with the same effect as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
1.bDefault. No Default has occurred and is continuing.

Exhibit 10
1.cAuthorization; Validity. The execution, delivery and performance by the Borrower of this Amendment is within the corporate powers of the Borrower and has been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity.
1.dGovernment Approval, Regulation, etc. The execution, delivery and performance by the Borrower of this Amendment does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) information filings to be made in the ordinary course of business, which filings are not a condition to the Borrower’s performance under the Loan Documents and (ii) such as have been obtained or made and are in full force and effect and not subject to any appeals period.
SECTION 3 EFFECTIVENESS. This Amendment shall become effective as of the date first written above when the Administrative Agent has received, or shall be satisfied that it will substantially concurrently receive:
1.acounterparts hereof signed by the Borrower and the Lenders;
1.ba certificate of the secretary of the Borrower (i) attaching resolutions approving this Amendment (either specifically or by general resolution), (ii) certifying that neither such Borrower’s certificate of incorporation, nor its bylaws has been amended, supplemented or otherwise modified since January 10, 2019 or, if so, attaching true, complete and correct copies of any such amendment, supplement or modification and (iii) certifying that the individuals listed on the Secretary’s Certificate delivered to the Administrative Agent on January 10, 2019 remain duly elected or appointed, as the case may be, and qualified authorized officers of the Borrower, in each case having the title set forth opposite their respective names or certifying as to the incumbency of authorized persons of the Borrower executing this Amendment;
1.cfavorable written opinions from counsel to the Borrower, in form and substance satisfactory to the Administrative Agent;
1.dpayment of an upfront fee as set forth in that certain Fee Letter, dated as of the date hereof, between the Administrative Agent and the Borrower;
1.epayment for the account of the Exiting Lender, all principal, accrued interest and fees owing to such Exiting Lender; and
1.fpayment of all other fees and other amounts due and payable by the Borrower on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder.
SECTION 4 MISCELLANEOUS.
1.aExiting Lender. The Borrower and the Lenders agree that upon the effectiveness of this Amendment, the Exiting Lender shall cease to be a party to the Credit Agreement and shall have no further rights or obligations thereunder; provided that the Exiting Lender shall continue to have all rights and obligations under any provision of the Credit Agreement that by its terms would survive termination of the Credit Agreement.
1.bRatifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

Exhibit 10
1.cCounterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
1.dGoverning Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
1.eIncorporation of Credit Agreement Provisions. The provisions of Section 10.7 (Severability) and Section 10.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.
1.fReferences. All references in any of the Loan Documents to the “Agreement” or the “Credit Agreement” shall mean the Agreement or Credit Agreement, as applicable, as amended by this Amendment.
1.gHeadings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
1.hSuccessors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower and their respective successors and assigns as provided in the Credit Agreement.
1.iLoan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document.

[Signature Pages Follow]

Exhibit 10
    IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

ALLETE, INC., as Borrower

By:______________________________
Name:
Title:

756569245 11074672                      ALLETE 3rd Amendment
to Credit Agreement

Exhibit 10
JPMORGAN CHASE BANK, N.A., as a Lender, as an Issuing Bank, and as Administrative Agent

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

Exhibit 10
ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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COBANK, ACB, as a Lender and as an Issuing Bank

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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KEYBANK NATIONAL ASSOCIATION, as Exiting Lender

By:
Name:
Title:

ALLETE 3rd Amendment to Credit Agreement

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SCHEDULE 2.1

LIST OF COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$70,000,000
U.S. Bank National Association	$60,000,000
Wells Fargo Bank, National Association	$60,000,000
Royal Bank of Canada	$60,000,000
Bank of America, N.A.	$60,000,000
CoBank, ACB	$45,000,000
Total	$355,000,000

ALLETE 3rd Amendment to Credit Agreement